Exhibit 99.1

NEWS RELEASE Kaman Corporation Bloomfield, CT USA P 860.243.7100 www.kaman.com

KAMAN ANNOUNCES SENIOR LEADERSHIP TRANSITION

Neal J. Keating to Retire at 2021 Annual Meeting

Ian K. Walsh Appointed President & CEO as of September 8, 2020

Richard R. Barnhart to Retire as of September 30, 2020

BLOOMFIELD, Connecticut (August 20, 2020) – (NYSE:KAMN) Kaman Corporation (the “Company”) today announced the retirement of Neal J. Keating as President and Chief Executive Officer of the Company and the appointment of Ian K. Walsh as the incoming CEO. This announcement represents the culmination of a multi-year initiative by the Board of Directors to support a smooth transition to new leadership while maintaining the Company’s strong track record of growth and profitability and the long-term creation of shareholder value.

Mr. Walsh has been appointed President and Chief Executive Officer of the Company, and a member of its Board of Directors, effective as of September 8, 2020. In order to ensure a smooth transition, Mr. Keating will continue to serve as executive Chairman through the date of the 2021 Annual Meeting of Shareholders, at which time he is expected to retire from the Board. Richard R. Barnhart, Executive Vice President of the Company and President of Kaman Aerospace Group (“KAG”), also will be retiring from the Company in connection with the leadership transition. Mr. Barnhart’s retirement is expected to become effective as of September 30, 2020, and he has agreed to make himself available to help support the transition through March 31, 2021.

Mr. Walsh previously served as Chief Operating Officer REV Group, Inc., a leading designer, manufacturer, and distributor of specialty vehicles and related aftermarket parts and services. Prior to joining REV Group, Mr. Walsh worked at Textron, Inc., where he most recently served as President and Chief Executive Officer of TRU Simulation and Training. Mr. Walsh’s career with Textron began in 1999 at Bell Helicopter and progressed through leadership roles of increasing responsibility, including Senior Vice President and General Manager of Lycoming Engines and Senior Vice President and General Manager of Textron’s Weapon & Sensor Systems business. Mr. Walsh is a certified Six Sigma Black Belt and achieved the prestigious International Shingo Silver Medallion for Operational Excellence for his work at Lycoming Engines. Prior to joining Textron, he served as an officer and naval aviator in the U.S. Marine Corps. He holds a bachelor’s degree from Hamilton College, a Master of Public Administration from Harvard University’s John F. Kennedy School of Government, and a Master of Business Administration from Harvard Business School.

Karen M. Garrison, Lead Independent Director of Kaman, said, “With his mix of skills and experience, the Board is confident that Ian is the right person to not only continue to lead Kaman through this unprecedented global crisis, but toward a global market recovery and a new phase of growth and development. The Board and I look forward to working closely with Ian and the entire management team to continue delivering for customers, while effectively positioning the Company for future success and value creation.”

“On behalf of the entire Board, I would like to thank Neal for his 13 years of service to Kaman,” Ms. Garrison continued. “His leadership resulted in the creation of the ‘New Kaman,’ a highly focused manufacturer of engineered products serving aerospace & defense, industrial and medical end-markets. In the last year alone, Neal led the Company through the sale of its former distribution business and the acquisition of Bal Seal Engineering, significantly enhancing its potential profitability and solidifying the foundation for compelling growth over the long-term. Succession planning has always been a top priority for our Board of Directors and we look forward to an orderly leadership transition. We are grateful for Neal’s continuing guidance during this period and wish him the very best in his well-deserved retirement.”

Mr. Walsh said, “Kaman has established itself as a leading manufacturer of highly engineered aerospace, defense and medical solutions, and it is an honor to assume the role of President and Chief Executive Officer during this important time in its history. Kaman has the financial flexibility to continue to weather this difficult period, and at the same time, we are taking the steps necessary to ensure we can achieve further margin expansion and profitability as global markets recover. I look forward to continuing to work closely with our experienced leadership team, the Board, and all of our team members to advance our strategic priorities, create a stronger company for our customers and employees, and deliver long-term value for our shareholders.”

Mr. Keating said, “It has been a privilege to lead Kaman for the past 13 years and especially during the past several months, which was perhaps the most volatile period we all have faced in our careers. I am incredibly proud of what our team has achieved together, including the recent sale of our former distribution business and the acquisition of Bal Seal Engineering, and I believe that the Company is strategically positioned for long-term growth. I would like to thank Rick for his many contributions over the last three years. Rick joined the Company during a time of tremendous change and his steadying leadership has been an instrumental part of the Company’s transformation. I share the Board’s confidence in Ian, and I look forward to providing the necessary support for him during the transition. I am certain that, under Ian’s leadership, Kaman will continue to navigate the current operating environment well and emerge even stronger than before.”

Cautionary Statement Concerning Forward-Looking Statements

This press release includes statements concerning the Company and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of applicable securities laws in the United States, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,”

“predicts,” “potential” or “continue,” or the negative of these terms or other similar expressions, are often intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Specific forward-looking statements contained herein include, but are not limited to statements about the Company’s expectations relating to the senior leadership transition discussed herein; the expected financial performance of the Company, including the execution of and building upon the Company’s strategic growth plan; the creation of long-term shareholder value; and the Company’s positioning for future success and profitability. Since forward-looking statements relate to future events and conditions, by their nature they rely upon assumptions and involve inherent risks and uncertainties. The Company cautions that although the assumptions underlying these forward-looking statements are believed to be reasonable in the circumstances, the Company’s actual results may differ materially from the expectations set out in the forward-looking statements. Material risk factors and assumptions include those discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Form 10-K for the fiscal year ended December 31, 2019, its Quarterly Report on Form 10-Q for the quarter ended July 3, 2020, and other filings that the Company may make with the SEC in the future. Given these risks, undue reliance should not be placed on these forward-looking statements, which apply only as of their dates. Other than as specifically required by law, the Company undertakes no obligation to update any forward-looking statements to reflect new information, subsequent or otherwise.

About Kaman Corporation

Kaman Corporation, founded in 1945 by aviation pioneer Charles H. Kaman, and headquartered in Bloomfield, Connecticut conducts business in the aerospace & defense, industrial and medical markets. Kaman produces and markets proprietary aircraft bearings and components; super precision, miniature ball bearings; complex metallic and composite aerostructures for commercial, military and general aviation fixed and rotary wing aircraft; safe and arming solutions for missile and bomb systems for the U.S. and allied militaries; subcontract helicopter work; restoration, modification and support of our SH-2G Super Seasprite maritime helicopters; manufacture and support of our K-MAX® manned and unmanned medium-to-heavy lift helicopters. More information is available at www.kaman.com.

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Contact:

James G. Coogan

Vice President – Investor Relations and Corporate Development

(860) 243-6342

james.coogan@kaman.com